Exhibit 10.6.1

EXECUTION VERSION

INCREMENTAL TERM FACILITY AMENDMENT NO. 1

This INCREMENTAL TERM FACILITY AMENDMENT NO. 1 (this “Amendment”), dated as of November 22, 2019, by and among Severin Holdings, LLC, a Delaware limited liability company (“Holdings”), Severin Acquisition, LLC, a Delaware limited liability company (the “Top Borrower”), PeopleAdmin, Inc., a Delaware corporation (the “PA Borrower”), Promachos Holding, Inc., a Delaware corporation (“PeopleAdmin”), Performance Matters LLC, a Utah limited liability company (“Performance Matters”), certain other Restricted Subsidiaries from time to time designated thereunder as Co-Borrowers (together with the Top Borrower, the PA Borrower, PeopleAdmin and Performance Matters, each a “Borrower” and, collectively, the “Borrowers”), the Subsidiary Guarantors party hereto, each entity listed on its signature page hereto as a “2019 Incremental Lender” (each, a “2019 Incremental Lender” and, collectively, the “2019 Incremental Lenders”), and Barclays Bank PLC, as administrative agent (in such capacity, the “Administrative Agent”), relating to the First Lien Credit Agreement, dated as of August 1, 2018 (as heretofore amended, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement” and as amended hereby, the “Credit Agreement”), among the Borrowers, Holdings, the several banks, financial institutions, institutional investors and other entities from time to time party thereto as Lenders and the Administrative Agent.

RECITALS:

WHEREAS, the Borrowers have requested that, pursuant to Section 2.25 of the Existing Credit Agreement, the 2019 Incremental Lenders provide Incremental Term Commitments to the PA Borrower (in such capacity, the “2019 Incremental Borrower”) in an aggregate principal amount of $70,000,000.

WHEREAS, each 2019 Incremental Lender has agreed, on the terms and conditions set forth herein, to provide such Incremental Term Commitments and to become, if not already, a Lender for all purposes under the Credit Agreement.

WHEREAS, pursuant to Sections 2.25 and 11.1(b)(iv) of the Existing Credit Agreement, the Existing Credit Agreement may be amended to give effect to the provisions of Section 2.25 of the Credit Agreement through an Incremental Amendment executed by the Borrower Representative, the Administrative Agent and each Lender providing Incremental Term Commitments.

NOW THEREFORE, the parties hereto therefore agree as follows:

SECTION 1. Defined Terms. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. In addition, the terms listed below shall have the respective meaning set forth in this Section 1.

“2019 Incremental Transactions” means the consummation of the Acquisition pursuant to the Acquisition Agreement, the making of the Equity Contribution, the consummation of the Refinancing, the incurrence of the 2019 Incremental Term Loans and the payment of fees and expenses incurred in connection with the foregoing.

“Company Representations” means the representations and warranties made by the Company (as defined in Section 3 below) in the Acquisition Agreement (as defined in Section 3 below) as are material to the interests of the 2019 Incremental Lenders, but only to the extent that the PA Borrower has the right to terminate its obligations, or decline to consummate the Acquisition (as defined in Section 3 below), under the Acquisition Agreement as a result of a breach of such representations and warranties.

“Equity Contribution” means the Sponsors having directly or indirectly contributed at least $70,000,000 (as such amount may be adjusted pursuant to Section 8(e) below) of cash to Holdings in exchange for common equity interests in Holdings or as a capital contribution to Holdings.

“Refinancing” means the repayment, redemption, refinancing or termination in full of existing third-party Indebtedness for borrowed money of the Company for which payoff letters are required to be delivered pursuant to Section 8.2(f) of the Acquisition Agreement and the termination and release of all related guaranties and security interests.

SECTION 2. Incremental Term Loans.

(a) Subject to and upon the terms and conditions set forth herein, each 2019 Incremental Lender agrees to make, on the 2019 Incremental Effective Date (as defined below), term loans (collectively, the “2019 Incremental Term Loans”) in Dollars to the 2019 Incremental Borrower in an amount equal to its 2019 Incremental Term Commitment as set forth on Schedule I hereto (collectively, the “2019 Incremental Term Commitments”).

(b) The 2019 Incremental Borrower shall follow the borrowing procedures set forth in Section 2.2 of the Credit Agreement applicable to Incremental Term Loans in order to incur the 2019 Incremental Term Loans.

(c) 2019 Incremental Term Loans borrowed under this Section 2 and repaid or prepaid may not be re-borrowed.

SECTION 3. Availability and Use of Proceeds. The proceeds of the 2019 Incremental Term Loans shall be used (i) to finance in part the PA Borrower’s acquisition (the “Acquisition”) of Schoology, Inc., a Delaware corporation (the “Company”), pursuant to that certain Agreement and Plan of Merger dated on or around October 24, 2019 (together with all annexes, exhibits and schedules attached thereto, and as amended, restated, supplemented, consented to, waived or otherwise modified, collectively, the “Acquisition Agreement”) by and among the PA Borrower, Summit Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of the PA Borrower, the Company and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the Securityholders’ Representative (as defined therein), (ii) to finance the Refinancing and (iii) to pay costs and expenses incurred in connection with the 2019 Incremental Transactions.

SECTION 4. Applicable Rate and Interest Periods. The “Applicable Margin” for the 2019 Incremental Term Loans shall be (a) for Eurocurrency Loans, 4.50% per annum and (b) for ABR Loans, 3.50% per annum. The “Eurocurrency Rate” with respect to the 2019 Incremental Term Loans shall not be less than 1.00% per annum. The 2019 Incremental Term Loans shall be funded on the 2019 Incremental Effective Date as Eurocurrency Loans or ABR Loans, as provided for in Section 2.2 of the Credit Agreement. The initial Interest Period with respect to the 2019 Incremental Term Loans shall commence on the 2019 Incremental Effective Date and end concurrently with the end of the current Interest Period with respect to the Initial Term Loans. The definitions of “Applicable Margin” and “Eurocurrency Rate” in Section 1.1 of the Existing Credit Agreement are hereby amended to incorporate the foregoing provisions with respect to the 2019 Incremental Term Loans.

SECTION 5. Repayment of 2019 Incremental Term Loans; Maturity Date. The principal amount of the 2019 Incremental Term Loans of each 2019 Incremental Lender shall be repaid by the 2019 Incremental Borrower (i) on the last Business Day of each March, June, September and December (commencing on June 30, 2020), in an amount equal to 0.25% of the sum of the aggregate Outstanding Amount of the 2019 Incremental Term Loans on the 2019 Incremental Effective Date (which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.17(b) of the Credit Agreement) and (ii) on the Term Loan Maturity Date, in an amount equal to the aggregate Outstanding Amount of the 2019 Incremental Term Loans on such date, together in each case with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment. Section 2.3(a) of the Existing Credit Agreement is hereby amended to incorporate the foregoing provisions with respect to the 2019 Incremental Term Loans.

SECTION 6. Terms of the 2019 Incremental Term Loans Generally. In accordance with Section 2.25 of the Credit Agreement, on the 2019 Incremental Effective Date, each 2019 Incremental Lender (1) shall constitute a “Lender” for all purposes of the Credit Agreement and the other Loan Documents, (2) shall have 2019 Incremental Commitments which shall constitute “Commitments” for all purposes of the Credit Agreement and the other Loan Documents and (3) shall make 2019 Incremental Term Loans to the 2019 Incremental Borrower in an aggregate principal amount equal to the 2019 Incremental Commitments, and such 2019 Incremental Term Loans shall constitute “Term Loans” for all purposes of the Credit Agreement and the other Loan Documents. The 2019 Incremental Term Loans are “Incremental Term Loans” under the Credit Agreement and shall constitute a new Class of Term Loans separate from the Initial Term Loans outstanding under the Credit Agreement.

SECTION 7. Representations of the Loan Parties. The 2019 Incremental Borrower and each other Loan Party hereby represent and warrant to the Administrative Agent and each 2019 Incremental Lender that the Specified Representations (which, for purposes hereof, shall be deemed to include a representation that this Amendment does not conflict with the Existing Credit Agreement) are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) on and as of the date of the incurrence of the 2019 Incremental Term Loans, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date.

SECTION 8. Conditions to the 2019 Incremental Effective Date. This Amendment shall become effective as of the first date (the “2019 Incremental Effective Date”) when each of the following conditions shall have been satisfied:

(a) The Administrative Agent and the 2019 Incremental Lenders shall have received an executed counterpart hereof from the 2019 Incremental Borrower, each other Loan Party, each 2019 Incremental Lender and the Administrative Agent.

(b) The Administrative Agent and the 2019 Incremental Lenders shall have received: (i) a copy of the certificate or articles of incorporation or organization or certificates of formation, including all amendments thereto, of each Loan Party, certified, if applicable, as of a recent date by the secretary of state of the state of its organization (or a certification from a Responsible Officer of each applicable Loan Party that such documents have not changed since previously delivered to the Administrative Agent), (ii) a certificate as to the good standing (where relevant) of each Loan Party as of a recent date, from such secretary of state or similar Governmental Authority; (iii) a certificate of a Responsible Officer of each Loan Party dated the 2019 Incremental Effective Date and certifying (1) that attached thereto is a true and complete copy of the by-laws or operating (or limited liability company) agreement of such Loan Party as in effect on the 2019 Incremental Effective Date (or a certification from a Responsible Officer of each applicable Loan Party that such documents have not changed since previously delivered to the Administrative Agent), (2) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors (or equivalent governing body) of such Loan Party authorizing the execution, delivery and performance of this Amendment, and that such resolutions have not been modified, rescinded or amended and are in full force and effect and (3) as to the incumbency and specimen signature of each officer executing any Loan Document on behalf of such Loan Party; and (iv) a Solvency Certificate, certifying that Holdings and its subsidiaries, on a consolidated basis, after giving effect to this Amendment and the other 2019 Incremental Transactions, are Solvent.

(c) The Administrative Agent and the 2019 Incremental Lenders shall have received a favorable written opinion of (i) Fried, Frank, Harris, Shriver & Jacobson LLP, New York and Delaware counsel to the Loan Parties and (ii) Parsons Behle & Latimer, Utah local counsel to the Loan Parties, in each case, dated the 2019 Incremental Effective Date and in form and substance reasonably satisfactory to the Administrative Agent and the 2019 Incremental Lenders.

(d) The Administrative Agent and the 2019 Incremental Lenders shall have received a Borrowing Request with respect to the 2019 Incremental Term Loans.

(e) The Acquisition shall have been or, substantially concurrently with the initial borrowing of 2019 Incremental Term Loans shall be, consummated in accordance with the terms of the Acquisition Agreement, without giving effect to any modifications, amendments or express waivers or consents thereto that in the aggregate are materially adverse to the interests of the 2019 Incremental Lenders without the consent of the 2019 Incremental Lenders (such consent not to be unreasonably withheld, conditioned or delayed) (it being understood and agreed that (a) any decrease in the purchase price (or amendment to the Acquisition Agreement related thereto) shall not be materially adverse to the interests of the 2019 Incremental Lenders so long as such decrease is allocated (i) first to reduce the amount of the Equity Contribution to the extent it exceeds the amount set forth in the definition of Equity Contribution and (ii) second, to reduce the Equity Contribution and the 2019 Incremental Commitments on a pro rata basis, (b) any increase in the purchase price (or amendment to the Acquisition Agreement related thereto) shall not be materially adverse to the 2019 Incremental Lenders so long as such increase is funded by an increase in the Equity Contribution and (c) any modification (including any waiver or consent in connection with) to the definition of “Material Adverse Effect” in the Acquisition Agreement shall be deemed materially adverse to the 2019 Incremental Lenders).

(f) The Company Representations and the Specified Representations (which, for purposes hereof, shall be deemed to include a representation that this Amendment does not conflict with the Existing Credit Agreement) shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) on and as of the date of the incurrence of the 2019 Incremental Term Loans, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date.

(g) The Equity Contribution shall have been or, substantially concurrently with the initial borrowing of the 2019 Incremental Term Loans shall be, consummated.

(h) No Default or Event of Default under Section 9.1(a) or 9.1(g) of the Credit Agreement shall exist on the 2019 Incremental Effective Date (and after giving effect to any borrowings of 2019 Incremental Term Loans).

(i) There shall not have occurred a Material Adverse Effect (as defined in the Acquisition Agreement as in effect on October 24, 2019).

(j) The 2019 Incremental Lenders shall have received, or substantially concurrently with the initial term borrowing of the 2019 Incremental Term Loans shall receive, all fees, costs and expenses required to be paid on or prior to the 2019 Incremental Effective Date, and all reasonable and documented out-of-pocket expenses required to be paid on the 2019 Incremental Effective Date for which reasonably detailed invoices have been presented to the Borrower Representative at least three (3) Business Days prior to the 2019 Incremental Effective Date (or such later date as the Borrower Representative may reasonably agree), which amounts may be offset against the proceeds of the 2019 Incremental Term Loans.

(k) The 2019 Incremental Lenders (to the extent reasonably requested in writing at least seven (7) days prior to the 2019 Incremental Effective Date) shall have received, at least three (3) Business Days prior to the 2019 Incremental Effective Date, (i) all documentation and other information that the 2019 Incremental Lenders reasonably determine to be required by Governmental Authorities under applicable “know your customer” and anti-money-laundering rules and regulations, including the Patriot Act, and (ii) a Beneficial Ownership Certification in relation to any Borrower that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation.

(l) The 2019 Incremental Lenders shall have received a pro forma consolidated balance sheet and related pro forma consolidated statements of operations of Holdings as of and for the 12-month period ending on the last day of the most recently completed four-fiscal quarter period ended at least 45 days before the 2019 Incremental Effective Date, prepared after giving effect to the 2019 Incremental Transactions as if the 2019 Incremental Transactions had occurred as of such date (in the case of such balance sheet) or at the beginning of such period (in the case of such statements of operations) (for the avoidance of doubt, it being understood that such pro forma financial statements need not be prepared in compliance with Regulation S-X under the Securities Act of 1933, as amended, and need not include adjustments for purchase accounting).

SECTION 9. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THAT WOULD REQUIRE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

SECTION 10. Waiver of Jury Trial. EACH OF THE BORROWERS, THE GUARANTORS, THE ADMINISTRATIVE AGENT AND THE 2019 INCREMENTAL LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

SECTION 11 Confirmation of Guarantees and Security Interests. By signing this Amendment, each Loan Party hereby confirms that (a) the obligations of the Loan Parties under the Credit Agreement as modified or supplemented hereby (including with respect to the 2019 Incremental Term Loans contemplated by this Amendment) and the other Loan Documents (i) are entitled to the benefits of the guarantees and the security interests set forth or created in the Guarantee, the Security Documents and the other Loan Documents, (ii) constitute “Obligations” “Guarantor Obligations” or other similar term for purposes of the Credit Agreement, the Guarantee, the Security Documents and the other Loan Documents, (iii) notwithstanding the effectiveness of the terms hereof, the Guarantee, the Security Documents and the other Loan Documents, are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects and (b) each 2019 Incremental Lender shall be a “Secured Party” and a “Lender” (including without limitation for purposes of the definition of “Required Lenders” contained in Section 1.1 of the Credit Agreement) for all purposes of the Credit Agreement and the other Loan Documents. Each Loan Party ratifies and confirms that all Liens granted, conveyed, or assigned to the Collateral Agent by such Person pursuant to any Loan Document to which it is a party remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Obligations as increased hereby.

SECTION 12. Credit Agreement Governs. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of any Lender, the Administrative Agent or the Collateral Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

SECTION 13. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic (i.e., “pdf” or “tif”) transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 14. Miscellaneous. This Amendment shall constitute an “Incremental Amendment” and a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. For the avoidance of doubt, the 2019 Incremental Term Loans shall constitute a separate Class of Term Loans under the Credit Agreement than the Initial Term Loans outstanding under the Credit Agreement. The provisions of this Amendment are deemed incorporated into the Credit Agreement as if fully set forth therein. The headings of this Amendment are for the purposes of reference only and shall not limit or otherwise affect the meaning hereof. Section 11.14 of the Credit Agreement is incorporated by reference herein, mutatis mutandis.

SECTION 15. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

SEVERIN HOLDINGS, LLC

By	/s/ Gregg Clevenger
Name: Gregg Clevenger
Title: Chief Financial Officer

SEVERIN ACQUISITION, LLC

By	/s/ Gregg Clevenger
Name: Gregg Clevenger
Title: Chief Financial Officer

PEOPLEADMIN, INC.

By	/s/ Gregg Clevenger
Name: Gregg Clevenger
Title: Chief Financial Officer

PROMACHOS HOLDING, INC.

By	/s/ Gregg Clevenger
Name: Gregg Clevenger
Title: Chief Financial Officer

PERFORMANCE MATTERS LLC

By	/s/ Gregg Clevenger
Name: Gregg Clevenger
Title: Chief Financial Officer

[Signature Page – Incremental Term Facility Amendment No. 1]

AH SERVICES, LLC
CHALKABLE, INC.
HAIKU LEARNING, INC.
INFOSNAP LLC
INTERACTIVE ACHIEVEMENT, LLC
POWERSCHOOL GROUP LLC
POWERSCHOOL SPECIAL EDUCATION LLC
SPIRAL UNIVERSE INC.
SRB EDUCATION SOLUTIONS US LLC
SUNGARD PUBLIC SECTOR LLC

By	/s/ Gregg Clevenger
Name: Gregg Clevenger
Title: Chief Financial Officer

ESCHOOL SOLUTIONS, LLC
ODEON HOLDINGS, LLC
NETCHEMIA, LLC
SEARCHSOFT SOLUTIONS, INC.
TEACHER MATCH, LLC

By	/s/ Gregg Clevenger
Name: Gregg Clevenger
Title: Chief Financial Officer

SCHOOLOGY, INC.

By	/s/ Gregg Clevenger
Name: Gregg Clevenger
Title: Chief Financial Officer

ACCELASCHOOL

By	/s/ Gregg Clevenger
Name: Gregg Clevenger
Title: Chief Financial Officer

[Signature Page – Incremental Term Facility Amendment]

BARCLAYS BANK, PLC, as Administrative Agent

By:	/s/ Martin Corrigan
Name: Martin Corrigan Title: Vice President

[Signature Page – Incremental Term Facility Amendment No. 1]

ARES CAPITAL CORPORATION, as a 2019 Incremental Lender

By:	/s/ Scott Lem
Name: Scott Lem Title: Authorized Signatory

ARES CENTRE STREET PARTNERSHIP, L.P., as a 2019 Incremental Lender

By: Ares Centre Street GP, Inc., as general partner

By:	/s/ Scott Lem
Name: Scott Lem Title: Authorized Signatory

ARES ND CREDIT STRATEGIES FUND, as a 2019 Incremental Lender

By: Ares Capital Management LLC, its account manager

By:	/s/ Scott Lem
Name: Scott Lem Title: Authorized Signatory

ARES SENIOR DIRECT LENDING MASTER FUND DESIGNATED ACTIVITY COMPANY, as a 2019 Incremental Lender

By: Ares Capital Management LLC, its investment manager

By:	/s/ Scott Lem
Name: Scott Lem Title: Authorized Signatory

ARES SENIOR DIRECT LENDING PARALLEL FUND (L), L.P., as a 2019 Incremental Lender

By: Ares Capital Management LLC, its investment manager

By:	/s/ Scott Lem
Name: Scott Lem Title: Authorized Signatory

ARES SENIOR DIRECT LENDING PARALLEL FUND (U), L.P., as a 2019 Incremental Lender

By: Ares Capital Management LLC, its investment manager

By:	/s/ Scott Lem
Name: Scott Lem Title: Authorized Signatory

ARES SDL HOLDINGS (U) INC., as a 2019 Incremental Lender

By: Ares Capital Management LLC, its investment manager

By:	/s/ Scott Lem
Name: Scott Lem Title: Authorized Signatory

[Signature Page – Incremental Term Facility Amendment]

ARES DIRECT FINANCE I LP, as a 2019 Incremental Lender

By: Ares Capital Management LLC, its investment manager

By:	/s/ Scott Lem
Name: Scott Lem Title: Authorized Signatory

SWISS REINSURANCE AMERICA CORPORATION, as a 2019 Incremental Lender

By: Ares Capital Management LLC, its investment manager

By:	/s/ Scott Lem
Name: Scott Lem Title: Authorized Signatory

[Signature Page – Incremental Term Facility Amendment]